UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 6, 2006


                              PLX TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          000-25699                                      94-3008334
 --------------------------                 ------------------------------------
  (Commission File Number)                  (I.R.S. Employer Identification No.)


                  870 Maude Avenue, Sunnyvale, California 94085
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 774-9060
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               Registrant's telephone number, including area code)


                                 Not Applicable
         ---------------------------------------------------------------
          Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

     PLX Technology, Inc. (the "Company") today announced that Rafael Torres has resigned from his position as the Company's Chief Financial Officer in order to become the chief financial officer of a larger public technology company outside the interconnect-silicon chip market.

     Michael Salameh, the Company's Chief Executive Officer, will become acting Chief Financial Officer, effective as of July 19, 2006, until a permanent Chief Financial Officer is identified. Biographical and other information concerning Mr. Salameh is set forth in the Company's Proxy Statement for its 2006 annual meeting, which was filed with the SEC on April 18, 2006 and which is incorporated herein by reference. Mr. Salameh will not receive any increased compensation for performing the duties of acting Chief Financial Officer.

     The press release announcing Mr. Torres' resignation and Mr. Salameh's appointment as acting Chief Financial Officer is filed as Exhibit 99.1 to this report and is incorporated by reference.


Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit
Number      Description
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99.1        Press release dated July 6, 2006 announcing Mr. Torres' resignation and Mr. Salameh's appointment as acting Chief Financial Officer.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PLX TECHNOLOGY, INC.
                                       (the Registrant)



                                       By: /s/ Michael Salameh
                                           -------------------
                                           Michael Salameh
                                           Chief Executive Officer

Dated: July 6, 2006

                                  EXHIBIT INDEX

Exhibit
Number           Description
------           -----------

 99.1 Press release dated July 6, 2006 announcing Mr. Torres' resignation and Mr. Salameh's appointment as acting Chief Financial Officer.